Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES	1 / 2
2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE 70CDCR		7. ADMINISTERED BY *(If other than Item 6)* CODE ICE/DCR	
DETENTION COMPLIANCE AND REMOVALS U.S. Immigration and Customs Enforcement Office of Acquisition Management 500 12th St SW WASHINGTON DC 20024		ICE/Detention Compliance & Removals Immigration and Customs Enforcement Office of Acquisition Management 500 12th St SW Washington DC 20024	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)* T STAMP INC ATTN JOHN BRIDGE 3017 BOLLING WAY NE STE 248 ATLANTA GA 303052205	(x)	9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. 70CDCR21P00000056
CODE ZDRVCL86QDM8 FACILITY CODE		10B. DATED *(SEE ITEM 13)* 09/23/2021

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* FAR 52.212-4(c) - Changes

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to implement an immediate cessation of performance for a period of up to 90 days. The contractor agrees that during this cessation of performance:

1) All work under the order is to be suspended to include all performance, planning, or personnel activities (EOD submissions);

2) The contractor shall not issue any further orders for materials or services related to this order;

3) The contractor should consider providing a notice with the same force, intent, and effect to all subcontractors under the order; and

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* TRACEY HARRIOT TEL: EMAIL: Tracey.Harriot@ice.dhs.gov
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) — 16C. DATE SIGNED 04/15/2022

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 70CDCR21P00000056/P00002 | PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR
T STAMP INC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	4) The contractor is advised to take all reasonable measures to minimize any additional incurred cost/expense for the order until further direction is provided. This order may be further modified to resume performance or extend the cessation of performance via bilateral modification. Should the government determine that the order is to be terminated for convenience, such action will be taken unilaterally by the contracting officer. MissionCritical: Y Period of Performance: 03/27/2022 to 09/26/2022				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110